UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 1, 2015

                            EARTH SCIENCE TECH, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Nevada                   000-55000                45-4267181
--------------------------------- ------------------ ---------------------------
 (State or Other Jurisdiction of   (Commission File         (IRS Employer
 Incorporation or Organization)        Number)            Identification No.)


                          2255 Glades Road, Suite 324A
                            Boca Raton, Florida 33431
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (561) 988-8424
                ------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

On May 1, 2015, Earth Science Tech, Inc. ("the Company" or "Earth Science"), a corporation incorporated under the laws of the State of Nevada, authorized to do business in Florida and having offices at 2255 Glades Road, Suite 324A, Boca Raton, Florida, entered into a Product Development and Marketing Agreement with Majorca Group, Inc. ("Majorca"), a corporation incorporated under the laws of the Marshall Islands.

Under  the  Agreement,   Earth  Science  engaged  Majorca  to  assist  with  the
development and marketing of new product lines and to effect introductions of prospects to Earth Science for diverse transactional potentials.

The Product Development and Marketing Agreement is attached in its entirety hereto as Exhibit 10.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601of Regulation S-K.


 EXHIBIT NO.                                DESCRIPTION
-------------      -------------------------------------------------------------

10.1               Product Development and Marketing Agreement dated May 1, 2015


























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



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EARTH SCIENCE TECH, INC.
Date: May 28, 2015

                                     By: /s/Matt Cohen
                                     ------------------------------------
                                     Matt Cohen,
                                     Acting Chief Executive Officer








































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